UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ________________________________
FORM 8-K
 _________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 15, 2020
Date of report (Date of earliest event reported)
_________________________________

PIPER SANDLER COMPANIES
(Exact Name of Registrant as Specified in its Charter)
_________________________________

Delaware		1-31720		30-0168701
(State or Other Jurisdiction of Incorporation)		(Commission File Number)		(IRS Employer Identification No.)

800 Nicollet Mall	Suite 900
Minneapolis	Minnesota			55402
(Address of Principal Executive Offices)				(Zip Code)

		(612)	303-6000
(Registrant’s Telephone Number, Including Area Code)
 _________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Stock, par value $0.01 per share	PIPR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)
On May 15, 2020, at the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) of Piper Sandler Companies (the “Company”), the Company’s shareholders approved an amendment to the Company’s Amended and Restated 2003 Annual and Long-Term Incentive Plan (the “Incentive Plan”) that increased the aggregate number of shares that may be issued under the Incentive Plan by 1,200,000 shares, from a total of 8,200,000 shares to 9,400,000 shares. The Incentive Plan, as amended and restated, is incorporated herein by reference to Appendix A of the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on April 3, 2020.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)
The Company’s Annual Meeting was held on May 15, 2020. The holders of 15,202,051 shares of common stock of the Company, constituting 88.39 percent of the outstanding shares entitled to vote as of the record date, were represented at the Annual Meeting either in person or by proxy.

(b)
At the Annual Meeting, Chad R. Abraham, Jonathan J. Doyle, William R. Fitzgerald, Victoria M. Holt, Addison L. Piper, Debbra L. Schoneman, Thomas S. Schreier, Sherry M. Smith, Philip E. Soran and Scott C. Taylor were elected as directors to serve a one-year term expiring at the Company’s annual meeting of shareholders in 2021. The following table shows the vote totals for each of these individuals:

Name	Votes For	Votes Against	Abstentions
Chad R. Abraham	13,195,131	853,247	84,287
Jonathan J. Doyle	13,281,553	833,335	17,777
William R. Fitzgerald	13,854,834	208,904	68,927
Victoria M. Holt	10,394,101	3,649,017	89,547
Addison L. Piper	13,399,315	666,950	66,400
Debbra L. Schoneman	13,257,974	839,384	35,307
Thomas S. Schreier	13,846,242	197,856	88,567
Sherry M. Smith	13,439,141	625,514	68,010
Philip S. Soran	13,932,096	132,040	68,529
Scott C. Taylor	13,971,131	92,840	68,694

Broker non-votes for each director totaled 1,069,386.

At the Annual Meeting, the Company’s shareholders also approved the proposal to ratify the selection of Ernst & Young LLP as the independent auditor for the Company’s fiscal year ending December 31, 2020. The following table indicates the specific voting results for this proposal:

Proposal	Votes For	Votes Against	Abstentions
Ratify the selection of Ernst & Young LLP as the independent auditor for 2020.	15,036,454	146,485	19,112

At the Annual Meeting, the Company’s shareholders also cast an advisory vote to approve the compensation of the officers disclosed in the proxy statement, or a “say-on-pay” vote. The following table indicates the specific voting results for this proposal:

Proposal	Votes For	Votes Against	Abstentions
Advisory (non-binding) resolution approving the compensation of the officers disclosed in the proxy statement, or a “say-on-pay” vote.	13,597,999	420,674	113,992

Broker non-votes for this proposal totaled 1,069,386.

At the Annual Meeting, the Company’s shareholders also approved an amendment to the Company’s Amended and Restated 2003 Annual and Long-Term Incentive Plan.

Proposal	Votes For	Votes Against	Abstentions
Approval to amend the Company’s Amended and Restated 2003 Annual and Long-Term Incentive Plan.	9,874,578	4,154,627	103,460

Broker non-votes for this proposal totaled 1,069,386.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.
10.1
Piper Sandler Companies Amended and Restated 2003 Annual and Long-Term Incentive Plan (as amended and restated May 15, 2020), incorporated by reference to Appendix A to the Company’s Proxy Statement for the 2020 Annual Meeting of Shareholders filed April 3, 2020.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIPER SANDLER COMPANIES

Date: May 19, 2020	By	/s/ John W. Geelan
John W. Geelan
General Counsel and Secretary